PIMCO Funds
Supplement Dated November 17, 2023 to the
Credit Bond Funds Prospectus dated July 31, 2023, as supplemented from time to time (the “Prospectus”) and to the Statement of Additional Information dated July 31, 2023, as supplemented from time to time (the “SAI”)
Disclosure Related to the PIMCO Credit Opportunities Bond Fund (the “Fund”)
Effective January 2, 2024, the advisory fee for each class of shares of the Fund, stated as a percentage of the Fund’s average daily net assets, will decrease by 0.30%. This advisory fee decrease will result in the Management Fees decreasing by 0.30% for each class of shares of the Fund.
Accordingly, effective January 2, 2024, in the Prospectus, corresponding changes are made to the Fund’s Annual Fund Operating Expenses table and the Expense Example following the table in the “Fund Summaries” section, and to tables in the “Management of the Funds—Management Fees” and “Management of the Funds—Management Fees—Advisory Fees” sections. In addition, effective January 2, 2024, in the SAI, corresponding changes are made to the “Management of the Trust—Advisory Fee Rates” section.
Effective January 2, 2024, the Fund’s portfolio is jointly and primarily managed by Mark Kiesel, Alfred Murata, Sonali Pier and Jason Duko.
Accordingly, effective January 2, 2024, the paragraph in the “Investment Adviser/Portfolio Managers” section of the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Mark Kiesel, Alfred Murata, Sonali Pier and Jason Duko. Mr. Kiesel is CIO Global Credit and a Managing Director of PIMCO, Mr. Murata and Ms. Pier are Managing Directors of PIMCO, and Mr. Duko is an Executive Vice President of PIMCO. Mr. Kiesel has jointly and primarily managed the Fund since its inception in August 2011, and Mr. Murata, Ms. Pier and Mr. Duko have jointly and primarily managed the Fund since January 2024.
In addition, effective January 2, 2024, disclosure concerning the Fund’s portfolio managers in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Credit Opportunities Bond PIMCO High Yield PIMCO Low Duration Credit	Jason Duko	1/24 5/23 5/23
Executive Vice President, PIMCO. Mr. Duko is an executive vice president and portfolio manager in the Newport Beach office focusing on U.S. leveraged finance, including bank loans and collateralized loan obligations (CLOs), high yield, and multi-sector credit strategies. Prior to rejoining PIMCO in 2023, he was at Ares Management, where he was a partner and portfolio manager responsible for managing U.S. bank loan credit strategies. He was at PIMCO from 2011- 2018, managing bank loan portfolios and responsible for secondary loan trading across all sectors. Previously, he held roles at Lord Abbett, Nomura Corporate Research and Asset Management (NCRAM), and ING Pilgrim Research. He has investment experience since 2000 and holds an undergraduate degree in finance from Arizona State University.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Credit Opportunities Bond PIMCO Long-Term Credit Bond	Mark Kiesel	8/11* 3/09*
CIO Global Credit and Managing Director, PIMCO. Mr. Kiesel is a portfolio manager and a senior member of PIMCO’s investment strategy group. He has served as a portfolio manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

PIMCO Credit Opportunities Bond PIMCO Diversified Income PIMCO ESG Income PIMCO Income PIMCO Low Duration Income	Alfred Murata	1/24 5/16 9/20* 3/13 5/16
Managing Director, PIMCO. Mr. Murata is a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

PIMCO Credit Opportunities Bond PIMCO Diversified Income PIMCO High Yield PIMCO High Yield Spectrum PIMCO Low Duration Credit	Sonali Pier	1/24 2/17 7/19 7/19 11/23
Managing Director, PIMCO. Ms. Pier is a portfolio manager focusing on high yield and multi-sector credit opportunities. Prior to joining PIMCO in 2013, she was a senior credit trader at J.P. Morgan, trading cash, recovery and credit default swaps across various sectors. She has investment experience since 2003 and holds an undergraduate degree in economics from Princeton University.

In addition, effective January 2, 2024, corresponding changes are made to the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI.
In addition, effective January 2, 2024, the following is added to the end of the paragraph immediately preceding the above-mentioned table:
Effective January 2, 2024, the PIMCO Credit Opportunities Bond Fund is jointly and primarily managed by Mark Kiesel, Alfred Murata, Sonali Pier and Jason Duko.
In addition, effective January 2, 2024, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.
Investors Should Retain This Supplement for Future Reference
PIMCO_SUPP1_111723